Exhibit 10.4

                                                                  EXECUTION COPY
                                                                  --------------


                      INCREMENTAL FACILITY AMENDMENT NO. 3


To: Citicorp North America, Inc. as Administrative Agent under the Credit Agreement referred to below

Dated:   June 30, 2006

     Reference is hereby made to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LAKERS HOLDING CORP. (now known as LIFEPOINT HOSPITALS, INC.), a Delaware corporation ("Borrower"), the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"), CITICORP NORTH AMERICA, INC., as administrative agent for the lenders, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC AND SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     WHEREAS, pursuant to Section 2.21 of the Credit Agreement, Borrower may from time to time request Incremental Term Loans and related Incremental Term Loan Commitments in an aggregate amount not to exceed $400,000,000, subject to the terms and conditions set forth therein;

     WHEREAS, pursuant to an Incremental Facility Amendment dated August 23, 2005, Borrower borrowed a $150,000,000 Incremental Term Loan;

     WHEREAS, Citicorp North America, Inc. (the "Incremental Term Lender") has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to make an Incremental Term Loan and provide a related Incremental Term Loan Commitment to Borrower in an amount of up to $50,000,000, the proceeds of which will be used to finance the acquisition of one Virginia and three West Virginia hospitals from HCA Inc. (the "Acquisition") and to pay related fees and expenses; and

     WHEREAS, pursuant to Section 2.21 of the Credit Agreement, Borrower and the Administrative Agent may enter into an Incremental Facility Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.21 of the Credit Agreement.

     NOW, THEREFORE:

     SECTION 1. Incremental Amendment.
                ----------------------

     (a) This amendment (this "Incremental Facility Amendment") is an Incremental Facility Amendment referred to in Section 2.21 of the Credit Agreement, and Borrower and the Incremental Term Lender hereby agree and notify you that:

     (i) the total Incremental Term Loan Commitment of the Incremental Term Lender is $50,000,000; and

     (ii) subject to the satisfaction of the conditions to Borrowing under
Section 4.02 of the Credit Agreement and to the satisfaction of the conditions set forth in clauses (A) through (C) below, the funding of the Incremental Term Loan will occur in one drawing upon Borrower's request in accordance with Sections 2.02 and 4.02 of the Credit Agreement (provided that the Borrowing Date shall be the date hereof). In the event that all or any portion of the Incremental Term Loan is not borrowed on or before the date hereof, the unborrowed portion of the Incremental Term Loan Commitment shall automatically terminate on such date unless the Incremental Term Lender shall, in its sole discretion, agree to an extension.

               (A) no Default shall exist or would exist after giving effect to the making of the Incremental Term Loan and the use of proceeds therefrom;

               (B) after giving effect to the making of the Incremental Term Loan and the use of proceeds therefrom, Borrower would be in compliance with the Financial Covenants on a pro forma basis on such date and for the most recent fiscal quarter for which financial statements have been delivered in accordance with Section 5.01 of the Credit Agreement after giving effect on a pro forma basis to any related adjustment events, including any acquisitions or dispositions after the beginning of the relevant calculation period but prior to or simultaneous with the borrowing of such Incremental Term Loan;

               (C) the conditions to closing the Acquisition shall have been satisfied or waived and such closing shall occur substantially concurrently with the making of the Incremental Term Loan; and

               (D) Borrower shall have delivered to the Administrative Agent and Incremental Term Lender the officer's certificate, dated the date of borrowing, required by Section 2.21(b) of the Credit Agreement and also certifying as of the date of borrowing to clauses (A), (B) and
          (C) above.

     (b) Each of the Incremental Term Lender and Borrower hereby agrees that the Incremental Term Loan made pursuant to this Incremental Facility Amendment will be a Term B Loan and any lender with an outstanding Incremental Term Loan will be a Term B Lender, in each case for any and all purposes under the Credit Agreement and (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the existing Term B Loans and (B) shall have the same terms as Term B Loans existing immediately prior to the effectiveness of this Incremental Facility Amendment.

     (c) The table set forth in Section 2.05(d) of the Credit Agreement is hereby amended by adding (i) to each payment date from and including the first date in such table occurring after the date of borrowing of the Incremental Term Loan to and including March 31, 2011, 0.25% of the amount of Incremental Term Loan actually borrowed and (ii) to each payment date from and including June 30, 2011 to and including December 31, 2011, 23.8125% of the amount of Incremental Term Loan actually borrowed.

     (d) Borrower covenants and agrees that the proceeds of the Incremental Term Loan shall be used by Borrower to finance the Acquisition and to pay related fees and expenses.

     SECTION 2. Representations, Warranties and Covenants. The Loan Parties represent, warrant and covenant to the Administrative Agent and to the Incremental Term Lender that:

     (a) this Incremental Facility Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

     (b) after giving effect to this Incremental Facility Amendment, the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

     (c) each of the conditions to requesting Incremental Term Loans set forth in clause (a) of Section 2.21 of the Credit Agreement is satisfied on the date of entering into this Incremental Facility Amendment and will be satisfied on the date of borrowing of the Incremental Term Loan, as applicable.

     SECTION 3. Conditions to Effectiveness. This Incremental Amendment shall become effective when:

     (a) the Administrative Agent shall have received counterparts of this Incremental Facility Amendment that, when taken together, bear the signatures of each Loan Party party hereto and the Incremental Term Lender;

     (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent and the Incremental Term Lender); and

     (c) all fees and expenses required to be paid or reimbursed by Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent and Incremental Term Lender shall have been paid or reimbursed, on or prior to effectiveness as applicable.

     SECTION 4. Roles. Citigroup Global Markets Inc. shall act in the capacity as Sole Lead Arranger and Sole Bookrunner with respect to this Incremental Facility Amendment, but in such capacities shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Incremental Facility Amendment or any other Loan Document.

     SECTION 5. Applicable Law. THIS INCREMENTAL FACILITY AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.11 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS INCREMENTAL FACILITY AMENDMENT.

     SECTION 6. Credit Agreement; Loan Document. Except as expressly set forth herein, this Incremental Facility Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Incremental Facility Amendment shall be deemed to be a "Loan Document" within the meaning of the Credit Agreement.

     SECTION 7. Counterparts. This Incremental Facility Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Incremental Facility Amendment.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment No. 3 to be duly executed by their authorized officers as of the date set forth above.

                          LIFEPOINT HOSPITALS, INC.


                          By:
                                 -----------------------------------------------
                                 Name:  Michael J. Culotta
                                 Title:    Chief Financial Officer


                          EACH OF THE SUBSIDIARIES LISTED
                          ON SCHEDULE I HERETO (other than LifePoint
                          Asset Management Company, Inc.)


                          By:
                                 -----------------------------------------------
                                 Name:  Mary Kim E. Ship
                                 Title:    Authorized Signatory


                          LIFEPOINT ASSET MANAGEMENT COMPANY, INC.


                          By:
                                 -----------------------------------------------
                                 Name:  Mary Kim E. Shipp
                                 Title:   Authorized Signatory


                        [Incremental Facility Amendment]

                                   CITICORP NORTH AMERICA, INC.,
                                          as Incremental Term Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


CONSENTED TO:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent


By:   -----------------------------
      Name:
      Title:


CITICORP GLOBAL MARKETS, INC.,
as Lead Arranger


By:   -----------------------------
      Name:
      Title:


                        [Incremental Facility Amendment]

                                                                      SCHEDULE I
                                                                  to Incremental
                                                              Facility Amendment


                                   Guarantors
                                   ----------


Name
----
America Management Companies, LLC
AMG-Crockett, LLC
AMG-Hilcrest, LLC
AMG-Hillside, LLC
AMG-Livingston, LLC
AMG-Logan, LLC
AMG-Southern Tennessee, LLC
AMG-Trinity, LLC
Ashland Physician Services, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC Athens Physician Practice, LLC Athens Regional Medical Center, LLC Barrow Medical Center, LLC Bartow General Partner, LLC Bartow Healthcare System, Ltd. Bartow Memorial Limited Partner, LLC Bourbon Community Hospital, LLC Bourbon Physician Practice, LLC Brim Hospitals, Inc. Buffalo Trace Radiation Oncology Associates, LLC
Care Health Company, Inc.
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Coastal Carolina Physician Practices, LLC
Colorado Plains Physician Practices, LLC
Community Hospital of Andalusia, Inc
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC
Danville Diagnostic Imaging Center, LLC
Danville Physician Practices, LLC
Danville Regional Medical Center, LLC
Danville Regional Medical Center School of Health Professions, LLC
Dodge City Healthcare Group, LP
Dodge City Healthcare Partner, Inc
Eunice Community Medical Center, LLC

Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Guyan Valley Hospital, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Andalusia, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
Historic LifePoint Hospitals, Inc.
HRMC, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lakeland Community Hospital, LLC
Lakeland Physician Practices, LLC
Lander Valley Medical Center, LLC
Lander Valley Physician Practices, LLC
Las Cruces Physician Practices, LLC
LHSC, LLC
LifePoint Acquisition Corp.
LifePoint Asset Management Company, Inc.
LifePoint Billing Services, LLC
LifePoint Corporate Services, General Partnership
LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC Lifepoint Holdings 3, Inc.
LifePoint Hospitals Holdings, Inc.
LifePoint Medical Group - Hillside, Inc
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership LifePoint of Kentucky, LLC LifePoint of Lake Cumberland, LLC LifePoint RC, Inc.
LifePoint VA Holdings, Inc.
LifePoint WV Holdings, Inc.
LifePoint WV Limited Partner, LLC

Livingston Regional Hospital, LLC
Logan General Hospital, LLC
Logan Healthcare Partner, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Los Alamos Physician Practices, LLC
Martinsville Physician Practices, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
Mexia Principal Healthcare Limited Partnership
Mexia-Principal, Inc.
Northwest Medical Center-Winfield, LLC
NWMC-Winfield Physician Practices, LLC
Opelousas Imaging Center Partner, LLC
Outpatient Services, Inc.
Palestine-Principal G.P., Inc.
PHC-Ashland. L.P.
PHC-Aviation, Inc.
PHC-Belle Glade, Inc.
PHC-Charlestown, L.P.
PHC-Cleveland, Inc.
PHC-Doctors' Hospital, Inc.
PHC-Elko, Inc.
PHC-Eunice, Inc.
PHC-Fort Mohave, Inc.
PHC-Fort Morgan, Inc.
PHC-Hospitals, LLC
PHC-Indiana, Inc.
PHC-Jasper, Inc.
PHC-Knox, Inc.
PHC-Lake Havasu, Inc.
PHC-Lakewood, Inc.
PHC-Las Cruces, Inc.
PHC-Los Alamos, Inc.
PHC-Louisiana, Inc.
PHC-Martinsville, Inc.
PHC-Minden G.P., Inc.
PHC-Minden, L.P.
PHC-Morgan City, L.P.
PHC-Morgan Lake, Inc.
PHC-Opelousas, L.P.
PHC-Palestine, Inc.
PHC-Selma, LLC
PHC-Tennessee, Inc.

PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
PRHC-Alabama, LLC
PRHC-Ennis G.P., Inc.
PRHC-Ennis, L.P.
Principal Hospital Company of Nevada, Inc.
Principal Knox, L.L.C.
Principal Knox, L.P.
Principal-Needles, Inc.
Province Healthcare Company
Putnam Ambulatory Surgery Center, LLC
Putnam Community Medical Center, LLC
R. Kendall Brown Practice, LLC
River Parishes Holdings, LLC
River Parishes Hospital, LLC
River Parishes Partner, LLC
River Parishes Physician Practice, LLC
Riverton Memorial Hospital, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Russellville Hospital, LLC
Russellville Physician Practices, LLC
Select Healthcare, LLC
Selma Diagnostic Imaging, LLC
Siletchnik Practice, LLC
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Springhill Medical  Center, LLC
Spring View Hospital, LLC
Spring View Physician Practices, LLC
The MRI Center of Northwest Alabama, LLC
THM Physician Practice, LLC
Ville Platte Medical Center, LLC
Western Plains Regional Hospital, LLC
Woodford Hospital, LLC
Wyoming Holdings, LLC
Wythe County Community Hospital, LLC
Wythe County Physician Practices, LLC